COMPETITIVE PERFORMANCE

Investor Presentation

Market Capitalization

We rank 24th among the nation’s banks based on market cap. (1)

$260 C

$170 BAC

$146 JPM

$98 WFC

$65 WB

$55 USB

$38 WM

$32 FITB

$26 BK

$22 NCC

$21 STI

$20 BBT

$18 STT

$18 GDW

$17 PNC

$14 MEL

$14 RF

$14 KEY

$12 NFB

$ 12 MTB

$11 SOTR

$11 NTRS

$ 10 CMA

$9 NYB

$9 MI

$9 ASO

$ 8 CF

$8 UB

$8 SNV

$7 HCBK

$7 SOV

$ 6 BPOP

$6 NCF

$6 FTN

$ 5 BNK

$5 HBAN

$5 ZION

$5 CBSS

$ 5 CBH

$4 HIB

$ 4 TCB

$4 DRL

$4 MRBK

$3 CBSH

$3 ICBC

$3 ASBC

$3 AF

$3 CYN

$3 IFIN

$3 PBCT

Note: This analysis is pro forma for BAC/FBF, JPM/ONE, RF/UPC, NFB/GPT, and ICBC/SIB.

(1) As of 3/1/04.

Market Leader

We rank among the leading banks in the Northeast.

Market Cap(1)

(in billions)

$12.4 NFB

$11.6 MTB

$9.4 NYB

$7.4 HCBK

$6.6 SOV

$4. CBH

$3.3 ICBC

$3.1 AF

$2.7 VLY

$2.3 WBS

$1.8 HU

Assets(2)

$49.8 MTB

$43.9 NFB

$43.5 SOV

$23.4 NYB

$22.7 CBH

$22.5 AF

$17.0 HCBK

$17.0 ICBC

$14.6 WBS

$9.9 VLY

$8.1 HU

Deposits(2)

$33.1 MTB

$27.7 NFB

$27.3 SOV

$20.7 CBH

$11.2 AF

$10.5 HCBK

$10.3 NYB

$9.2 ICBC

$8.4 WBS

$7.2 VLY

$6.2 HU

Tangible Equity(2)(3)

$2.57 MTB

$2.50 NFB

$1.96 SOV

$1.33 HCBK

$1.27 CBH

$1.25 NYB

$1.21 AF

$0.87 ICBC

$0.82 WBS

$0.63 VLY

$0.36 HU

(1) As of 3/1/04.

(2) As of 12/31/03.

(3) NYB pro forma for $400 million follow-on offering (1/26/04).

Note: ICBC is pro forma for SIB; NFB is pro forma for GPT.

Deposit Share

We are a leading depository in the NY Metro Region.

(dollars in millions)

Queens, NY

Rank	Institution	Branches	Deposits	Market Share
1	JPMorganChase	42	$5,318.1	15.9%
2	North Fork	54	4,927.1	14.7
3	Citigroup	28	4,401.9	13.2
4	Astoria	17	3,061.8	9.2
5	NYB	32	2,918.3	8.7
6	HSBC	20	2,220.8	6.6
7	Ridgewood Savings	9	1,465.0	4.4
8	Maspeth FS&LA	5	883.5	2.6
9	Independence	10	875.9	2.6
10	Dime Community	8	860.6	2.6
	Total	344	$33,441.3	

Richmond, NY

Rank	Institution	Branches	Deposits	Market Share
1	Independence	21	$2,887.3	37.4%
2	NYB	22	1,492.4	19.3
3	Citigroup	6	873.7	11.3
4	NSB	12	736.5	9.5
5	JPMorganChase	8	730.6	9.5
6	Washington Mutual	5	543.5	7.0
7	HSBC	2	219.9	2.9
8	VSB	4	164.3	2.1
9	North Fork	2	70.7	0.9
10	Commerce	2	0.0	0.0
	Total	83	$7,718.8	

Nassau, NY

Rank	Institution	Branches	Deposits	Market Share
1	North Fork	57	$7,100.7	16.9%
2	Citigroup	49	5,853.8	13.9
3	JPMorganChase	31	5,359.4	12.8
4	NYB	35	4,163.7	9.9
5	Astoria	29	3,901.4	9.3
6	Bank of America	49	3,562.6	8.5
7	Washington Mutual	25	2,956.0	7.0
8	Bank of New York	45	1,779.3	4.2
9	HSBC	22	1,768.1	4.2
10	Ridgewood Savings	6	820.8	2.0
	Total	420	$41,984.1	

Suffolk, NY

Rank	Institution	Branches	Deposits	Market Share
1	North Fork	60	$5,433.2	20.1%
2	JPMorganChase	29	4,454.0	16.5
3	Astoria	25	2,390.7	8.9
4	Citigroup	28	2,183.0	8.1
5	Washington Mutual	27	2,017.1	7.5
6	Bank of America	33	1,890.4	7.0
7	Bank of New York	45	1,621.7	6.0
8	HSBC	23	1,403.5	5.2
9	NYB	25	1,277.0	4.7
10	Suffolk	26	1,258.0	4.7
	Total	394	$26,987.2	

Source: SNL Financial

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Stock Price Performance

From 11/23/93 thru 3/1/04, our share price appreciated 3,725%.

(1) (2) (3)

NYB Group A Group B Group C S&P Bank Index

(1) Includes BNK, CF, FITB, MTB, NCF, NFB, and SOV. (2) Includes C, USB, WFC, and WM.

(3) Includes BK, MEL, NTRS, and STT.

Stock Price Performance

Our stock has consistently outperformed the industry.

11/23/1993 3/1/2001 3/1/1999

Institution Since NYB’s IPO Since 1/1/2003 3 Year 5 Year

New York Community 3,647% 123% 286% 454%

Group A

North Fork 1,500% 32% 83% 119%

Fifth Third 570 (3) 8 37

M&T 714 24 49 114

Charter One 583 32 52 75

National Commerce 515 25 21 55

BankNorth 776 54 77 122

Sovereign 244 60 158 86

Median 583% 32% 52% 86%

Group B

Citigroup 833% 48% 18% 92%

US Bancorp 927 42 39 18

Wells Faro 540 28 26 75

Washington Mutual 475 37 48 100

Median 686% 40% 32% 83%

Group C

State Street 558% 39% 8% 45%

Bank of New York 528 43 (31) 0

Northern Trust 523 44 (27) 16

Mellon 377 28 (26) 5

Median 525% 41% (26%) 11%

Source: FactSet, SNL Financial. (1) Thru 3/1/04.

Highest performers by category

M&A History

Our merger transactions have greatly benefited our shareholders and our partners’.

6/27/00: Announced Haven Acquisition

11/30/00: Closed Haven Acquisition

3/27/01: Announced Richmond County Merger

7/31/01: Closed Richmond County Merger

6/27/03: Announced Roslyn Merger

10/31/03: Closed Roslyn Merger

Haven Richmond County Roslyn

Deal Value—Announcement $196M $802M $1,579M

Deal Value—Closing 335 1,246 2,131

Deal Value/Share—Announcement $ 8.38 $ 18.61 $ 20.33

Deal Value/Share—Closing 14.30 28.92 26.85

Change—Announcement to Closing 71% 55% 32%

Investment Opportunity

Our stock is undervalued relative to our track record and our prospects.

Price Cash Return on

Avg. Tang. Historical

5 Year Projected

Long-Term

Company 2004E Book Tang. Book Common Equity EPS CAGR Growth

Northern Trust 21.3x 3.57x 3.57x 18.1% 4.6% 11.2%

State Street 19.5 3.11 4.58 47.1 11.3 13.0

Bank of New York 17.5 3.05 5.94 28.5 1.8 11.9

Mellon 17.5 3.74 9.83 54.6 0.1 11.4

Fifth Third 16.8 3.72 4.15 24.8 17.5 12.7

M&T 16.2 2.03 4.50 33.0 14.4 10.0

New York Community 15.8 2.88 7.52 61.1 38.2 12.6

National Commerce 15.8 2.14 3.90 28.9 14.3 10.9

North Fork 14.9 4.41 6.18 38.5 12.4 9.9

Wells Fargo 14.1 2.84 2.84 30.6 15.8 11.3

U.S. Bancorp 13.4 2.87 4.69 38.0 17.1 10.1

Citigroup 13.1 2.69 2.69 34.8 21.3 11.9

Charter One 12.6 2.49 2.85 22.8 10.9 10.7

Washington Mutual 10.7 2.01 2.98 25.3 17.3 11.6

Source: FactSet, SNL Financial. Data as of or for 4Q-03. Stock prices as of 3/1/04.

Note: NYB’s book and tangible book are pro forma for $400 million follow-on offering (1/26/04).

EPS Growth

Our superior stock price has been driven by the rapid growth of our earnings.

30% 9% 9% 4%

1-Year

250% 49% 38% (10%)

3-Year

405% 121% 95% 17%

5-Year

933% 325% 239% 125%

9-Year (4)

NYB Group A(1) Group B (2) Group C(3)

Source: SNL Securities. Originally reported numbers.

(1) Includes BNK, CF, FITB, MTB, NCF, NFB, and SOV.

(2) Includes C, USB, WFC, and WM.

(3) Includes BK, MEL, NTRS, and STT.

(4) Since 1994, one full year after NYB’s IPO.

EPS Growth

Our earnings per share have grown at a superior CAGR.

Compound Annual Growth Rate

1 Year 3 Year 5 Year 9 Year

NYB 30% 52% 38% 30%

Group A

Charter One 12% 13% 11% 11%

Fifth Third 9 17 18 17

M&T 5 14 14 15

National Commerce 3 8 14 16

North Fork (1) 15 12 23

BankNorth Group 9 18 17 14

Sovereign 18 NM 13 9

Median 9% 14% 14% 15%

Group B

Citigroup 30% 7% 21% 20%

Wells Fargo 10 13 16 13

U.S. Bancorp 9 10 17 19

Washington Mutual 4 21 17 16

Median 9% 11% 17% 17%

Group C

Bank of New York 33% (5%) 2% 7%

Mellon 5 (7) 0 9

State Street 3 7 11 15

Northern Trust (5) (3) 5 10

Median 4% (4%) 3% 9%

Highest performers by category

Source: Company Filings.

Performance Measures

Our performance measures rank among the best in the industry.

Company Name	Cash Return on Avg. Common Tang. Equity[1]	ROAE	ROAA	Net Interest Margin	Efficiency Ratio	NPAs/ Assets	NCOs/ Avg. Loans
NYB	61.1%	19.7%	2.16%	3.84%	21.95%	0.15%	0.00%
Group A							
North Fork Bancorporation, Inc.	38.5%	27.5%	1.99%	4.43%	34.03%	0.07%	0.14%
Fifth Third Bancorp	24.8	21.5	2.03	3.57	47.32	0.35	0.72
M&T Bank Corporation	33.0	11.9	1.36	3.99	53.93	0.57	0.35
Charter One Financial, Inc.	22.8	19.2	1.46	2.84	53.47	0.48	0.33
National Commerce Financial Corporation	28.9	13.2	1.58	4.00	48.40	0.28	0.43
BankNorth	27.6	14.8	1.41	3.66	51.26	0.24	0.26
Sovereign	31.0	14.2	1.06	3.26	52.95	0.51	0.55
Median	**28.9%**	**14.8%**	**1.46%**	**3.66%**	**51.26%**	**0.35%**	**0.35%**
Group B							
Citigroup, Inc	34.8%	19.7%	1.54%	4.18%	53.31%	0.82%	2.15%
US Bancorp	38.0	19.5	2.06	4.45	40.29	0.61	0.96
Wells Fargo	30.6	19.4	1.69	4.97	60.37	0.43	0.79
Washington Mutual, Inc.	25.3	16.8	1.21	2.88	64.76	0.77	0.23
Median	**32.7%**	**19.4%**	**1.62%**	**4.32%**	**56.84%**	**0.69%**	**0.88%**
Group C							
State Street Corporation	47.1%	32.3%	2.04%	1.16%	67.68%	0.01%	0.00%
Bank of New York Company, Inc.	28.5	15.0	1.27	2.17	63.27	0.38	0.51
Northern Trust Corporation	18.1	17.3	1.26	1.64	63.90	0.19	0.01
Mellon Financial Corporation	54.6	20.4	2.06	2.29	75.84	0.15	0.16
Median	**37.8%**	**18.9%**	**1.66%**	**1.91%**	**65.79%**	**0.17%**	**0.09%**

Highest performers by category

Source: SNL Financial. Data as of or for 4Q '03.
(1) Cash earnings represents net income for 4Q '03 + pre-tax amortization of intangibles for the quarter.

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